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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 1996

                     StratAmerica Corporation
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             (Exact name of registrant as specified in its charter)

    Utah                   0-15399                87-0368170
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(State or other           (Commission           (IRS Employer
jurisdiction of            File No.)          Identification No.)
incorporation)

              42-620 Caroline Court, Palm Desert, California  92211
              -----------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code  (619) 776-1010
                                                   ----------------

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 28, 1996, the Company sold to Shari's Management Corporation certain assets of Shari's Franchise Corp. consisting of ten Shari's format restaurants owned by Shari's Franchise Corp.

     Information regarding that sale has been previously reported in the Company's Proxy Statement dated March 14, 1996, which Proxy Statement is incorporated by this reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The financial statements and pro forma financial statements appearing on pages F-1 to F-38 of the StratAmerica Proxy Statement dated March 14, 1996 are incorporated by reference in this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRATAMERICA CORPORATION
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                                        (Registrant)



Date
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                              Dale E. Larsson, Secretary


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